                                                         SEC File Nos. 002-86082
                                                                       811-03833

                         MainStay VP Series Fund, Inc.

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                                                                               -
          Supplement dated July 1, 2004 to the form of the Prospectus dated April 30, 2004 reflecting 16 of the 19 series ("Prospectus")

Effective July 1, 2004, this Supplement updates the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") to add the MainStay VP Mid Cap Value Portfolio (the "Portfolio") to the list of portfolios offered in that Prospectus. You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

A.  THE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of the date of this Prospectus, the market capitalizations of companies in this Index range from $600 million to $18.5 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts).

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR  RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                     SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Mid Cap Value Portfolio(1) -- Initial
  Class                                    28.97%      3.52%
Russell 1000(R) Value Index(2)             30.03%      1.98%
Russell Midcap(R) Value Index(3)           38.07%      8.85%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                          Annual Total Returns (12/31)
(BAR CHART)

02                                                                              -14.57
03                                                                               28.97

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(4)                                0.70%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.14%
    Total Portfolio Operating Expenses(5)            0.84%

(4) The Management Fee reflects an aggregate fee for advisory and administrative services.

(5) NYLIM has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that Total Portfolio Operating Expenses exceed 0.89% of average daily net assets. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 86       $268        $466        $1,037

This Example does not reflect expense reimbursements or waivers.

B.  MANAGEMENT OF THE PORTFOLIO

The section entitled "The Manager" on page A-41 and A-42 of the Prospectus is supplemented as follows:

1. Mid Cap Value Portfolio is added to the list of portfolios for which advisory services are provided pursuant to a Management Agreement. Administrative services are provided to the Portfolio pursuant to this Management Agreement.

2. For the fiscal year ended December 31, 2003, the Fund, on behalf of the Portfolio, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of 0.70% of the Portfolio's average daily net assets.

3. MacKay Shields LLC is the Subadvisor to the Portfolio.

C.  PORTFOLIO MANAGERS

The section entitled "Portfolio Managers -- Biographies" on page A-43 of the Prospectus is supplemented as follows:

1. Richard A. Rosen and Michael C. Sheridan serve as portfolio managers for the Portfolio.

   a. Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.
   b. Mr. Sheridan has managed the Mid Cap Value Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

D.  FINANCIAL HIGHLIGHTS
The section entitled "Financial Highlights" beginning on page A-48 of the Prospectus is supplemented as follows:

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    MID CAP VALUE PORTFOLIO
                                                              -------------------------------------------------------------------
                                                                               INITIAL CLASS                        SERVICE CLASS
                                                              ------------------------------------------------      -------------
                                                                                                    JULY 2,            JUNE 5,
                                                                  YEAR              YEAR            2001(A)            2003(A)
                                                                 ENDED             ENDED            THROUGH            THROUGH
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2003              2002              2001              2003
                                                              -------------------------------------------------------------------
Net asset value at beginning of period......................    $   8.33          $  9.85           $ 10.00            $  9.18
                                                                --------          -------           -------            -------
Net investment income.......................................        0.11(b)          0.09              0.05               0.05(b)
Net realized and unrealized gain (loss) on investments......        2.30            (1.52)            (0.15)              1.50
                                                                --------          -------           -------            -------
Total from investment operations............................        2.41            (1.43)            (0.10)              1.55
                                                                --------          -------           -------            -------
Less dividends:
  From net investment income................................       (0.09)           (0.09)            (0.05)             (0.09)
                                                                --------          -------           -------            -------
Net asset value at end of period............................    $  10.65          $  8.33           $  9.85            $ 10.64
                                                                ========          =======           =======            =======
Total investment return.....................................       28.97%          (14.57%)           (1.03%)(c)         16.89%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        1.21%            1.39%             1.60%+             0.96%+(d)
  Net expenses..............................................        0.84%            0.89%             0.89%+             1.09%+
  Expenses (before reimbursement)...........................        0.84%            0.92%             1.29%+             1.09%+
Portfolio turnover rate.....................................          34%              46%               21%                34%
Net assets at end of period (in 000's)......................    $141,877          $84,392           $29,821            $17,384

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
(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
                                       S-4